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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) July 30, 2002
                                                --------------



                             NBC Capital Corporation
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)


         Mississippi                    1-15773                  64-0694755
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(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)

              NBC Plaza, Starkville, Mississippi            39759
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          (Address of Principal Executive Offices)        (Zip Code)


Registrant's telephone number, including area code     (601) 343-1341
                                                     ----------------

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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

     On July 30, 2002, NBC Capital Corporation issued the following press release:

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CONTACT:                RICHARD T. HASTON, CFO          FOR IMMEDIATE RELEASE
662-324-4258

                 NBC CAPITAL DECLARES FOUR-FOR-THREE STOCK SPLIT

STARKVILLE, Miss. -- (July 30, 2002) -- NBC Capital Corporation (AMEX:NBY) announced today that its Board of Directors has approved a four-for-three (4 for 3) stock split. The stock split will be effected in the form of a stock dividend and the new shares will be distributed on September 9, 2002, to stockholders of record at the close of business on August 16, 2002. The Company will pay cash in lieu of any fractional shares resulting from the stock split. NBC had 6,156,660 million common shares outstanding at June 30, 2002

         "The Board's declaration of this stock split reflects its confidence in NBC's prospects for further growth," noted Lewis F. Mallory, Jr., chairman of the Board of Directors and chief executive officer. "We are pleased that our continued growth and strong performance have been recognized through higher share prices. We remain focused on building shareholder value and are confident that the stock split will reward shareholders through a further increase in the trading activity, visibility, and liquidity in our stock."

About NBC Capital Corporation

         NBC Capital Corporation is a financial holding company providing full financial services, including banking, trust services, mortgage services, insurance and investment products in east Mississippi and Tuscaloosa, Alabama. NBC's stock is listed on the American Stock Exchange under the ticker symbol of NBY.

Forward-Looking Statements

         In addition to historical information, this release includes forward-looking statements, estimates that are based on current expectations only, and are subject to a number of risks, uncertainties and assumptions, many of which are beyond the control of NBC Capital Corporation. Actual events and results may differ materially from those anticipated, estimated or projected if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to: interest rates, management and operation of acquired operations and general market risks. These and other uncertainties related to the Company's business are described in greater detail in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, and its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2002. The information contained in this release is as of June 20, 2002. The Company undertakes no obligation to update or revise any of this

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information whether a result of new information, future events or developments, or otherwise.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              NBC CAPITAL CORPORATION


                              By: /s/ Richard T. Haston
                                 ------------------------------------------
                                 Richard T. Haston
                                 Executive Vice President,
                                 Chief Financial Officer and Treasurer

Dated: July 30, 2002